EXHIBIT 10.41

                                   STANDSTILL
                                     LETTER

                                 March 31, 2000

Bank of America, N.A.                       First Security Bank, National Assoc.
One Financial Plaza                         79 South Main Street, 3rd Floor
Ft. Lauderdale, Florida  33394              Salt Lake City, Utah 84111-1921
Attention:  Alex Rody                       Attn:  Val T. Orton

         RE: Participation Agreement, dated as of December 17, 1998, as amended by Amendment No. 1 for Participation Agreement and Certain Other Operative Agreements dated as of February 18, 2000 ("Amendment No. 1") (the "Participation Agreement") among Aviation Sales Company, as Lessee/Construction Agent, First Security Bank, National Association, as Owner Trustee ("Owner Trustee") under the Aviation Sales Trust 1998-1, the Holders party thereto, the Lenders parties thereto, and Bank of America, N.A., d/b/a NationsBank, N.A., successor to NationsBank, National Association, as administrative agent for the Lenders ("Agent")

                  Lease Agreement dated as of December 17, 1998, as amended by Amendment No. 1, ("Lease") between First Security Bank, National Association, solely as Owner Trustee under the Aviation Sales Trust 1998-1, as Lessor, and Aviation Sales Company, as Lessee

Gentlemen:

         Reference is made to the Participation Agreement, to the Lease and to the Operative Agreements executed and delivered in connection therewith. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Participation Agreement.

         Aviation Sales Company ("AVS") confirms the following to the Agent and the Owner Trustee:

         (A) The lenders under the Aviation Sales Credit Agreement have agreed, pursuant to the terms of Amendment No. 9, Wavier, Consent and Standstill dated as of March 31, 2000 ("Amendment No. 9"), to continue to make revolving loans under the Aviation Sales Credit Agreement for a period through May 31, 2000 ("Existing Credit Facility Standstill Period") subject to certain conditions and reserving all rights, and to continue to forbear through May 31, 2000 from exercising their rights and remedies under the Aviation Sales Credit Agreement with respect to certain events of default thereunder as identified on Schedule 1 attached to Amendment No. 9 and therefore, each such asserted default is potentially an "Aviation Sales Credit Agreement Event of Default".

         (B) AVS (i) has obtained, pursuant to the terms of Amendment No. 9, the consents from the Existing Credit Agent and required lenders under the Aviation Sales Credit Agreement necessary for the elimination of the Series A Guaranty Cap (as defined in Amendment No. 1), (ii) hereby confirms toAgent and Owner Lessor that the Series A. Guaranty Cap has been eliminated and
                  (iii) has delivered or caused the delivery of the required Letter of Credit in the amount of $12,000,000.

         (C) An agreement ("Norlease Standstill") has been executed and delivered by the parties to that certain Term Loan Agreement dated June 5, 1998, among Norlease, Inc., ("Norlease"), Aviation Sales SPS I, Inc., and Aviation Sales Company (the "Norlease Agreement") pursuant to which the lender thereunder has agreed to forebear from exercising its rights and remedies under the Norlease Agreement with respect thereto for a period through May 31, 2000 ("Norlease Standstill Period").

         1. AVS requests that you agree that during the TROL Standstill Period (defined below) you will not exercise your remedies with respect to any of the events described in Items 1-9 listed in the chart below (the "Standstill Events") as a result of any Default or Event of Default under the respective provisions of the Lease and the Agency Agreement listed in the chart next to such Standstill Event:

                           STANDSTILL EVENT                                           SECTION
----------------------------------------------------------------------------------------------------------------------
1.         The Change of Control arising by virtue           Section 28.3(n) of the Lease.
           of the sole Director of Aviation Sales
           Operating Company being Dale S.
           Baker

                                        2


2.         The $2,500,000 investment made by                 Section 28.1(b) and Section 28.3(d) of the
           Triad International Maintenance                   Lease.
           Corporation("TIMCO")in
           Hamilton/TIMCO Cargo Conversions, LLC
           under Section 2.7 of the Operating
           Agreement, dated September 10, 1999
           between TIMCO and Hamilton Aviation, Inc.
           ("Operating Agreement") and the $1,700,000
           investment subsequently made by TIMCO in
           Hamilton/TIMCO Cargo Conversions, LLC
           pursuant to Section 2.8 of the Operating
           Agreement, and the failure of AVS to give
           you timely notice thereof.

3.         The fact that the items listed in                 Section 17.1(n) of the Lease.
           Schedule 1 of Amendment 9, a copy of
           which is attached hereto as EXHIBIT A
           may or do constitute an Aviation Sales
           Credit Agreement Event of Default.

4.         The existence of a Material Adverse               Section 17.1(p)(i) of the Lease
           Change in the financial condition of
           Aviation Sales and its subsidiaries as of
           12/31/99 as presented by Aviation
           Sales to the Agent on March 21, 2000.

5.         The existence of the shareholder                  Section 28.1(b) and Section 28.1(c) of the
           litigation in the case styled Holmes v.           Lease
           Baker, et al, case no. 99-2560-Civ-
           Morena, U.S. Dist.Ct., So. Dist. Of
           Florida which may result in a Material
           Adverse Effect and the failure to give
           quarterly reports with respect thereto
           prior to the date hereof.

6.         Failure to comply with the financial              Sections 28.4(a)(b)(c)(d) and (e) of the Lease
           covenants set forth in the Lease for the
           period ending December 31, 1999.

7.         The approximately $33,033,000 in                  Section 28.1(b) and Section 28.4(e) of the
           capital expenditures for fiscal year              Lease.
           1999, and the failure of AVS to give
           you timely notice thereof.

                                        3


8.         Failure to timely deliver, prior to the           Section 28.1(a)(ii)(iii)(iv) and (v) of the Lease.
           date hereof, the annual reports, the
           officer's certificates, the accountant's
           statement and privity letter for the fiscal
           year ending December 31, 1999 and the
           budgets, business plans and financial
           projections for the fiscal year ending
           December 31, 2000 required by the
           Lease.

9.         Cross-default arising with respect to             Section 17.1(f) and Section 28.1(b) of the
           the existence of a default under the              Lease
           Norlease Agreement as more
           particularly described in the Norlease
           Standstill, a copy of which is attached
           hereto as EXHIBIT B.

PROVIDED that nothing contained herein shall preclude your exercise of remedies after the TROL Standstill Period with respect to any Default or Event of Default resulting from any Standstill Event.

         2. For the purposes of this Standstill, "TROL Standstill Period" shall mean the period commencing upon the date hereof through the earlier of:

                  (w)      May 31, 2000;

                  (x) that date upon which the Aviation Sales Credit Agent or any lender under the Aviation Sales Credit Agreement declares in writing that the Existing Credit Facility Standstill Period has terminated, or exercises any remedy with respect to any default, prospective default or event of default under the Aviation Sales Credit Agreement; or

                  (y) that date upon which Norlease declares in writing that the Norlease Standstill Period has terminated, or exercises any remedy with respect to any default, prospective default or event of default under the Norlease Agreement; or

                  (z) the occurrence of any other Default or Event of Default under the Participation Agreement, the Lease or any other Operative Agreement.

         3. The Lenders and the Holders agree, notwithstanding the existence of the Standstill Events and the failure of AVS to have the Defaults or Events of Default referred to in the Standstill Letter dated February 18, 2000 (a copy of which is attached as EXHIBIT C) permanently waived or cured as of the date hereof, (a) the Total Commitment shall mean (i) with respect to the Series A Loans, $37,840,000, and (ii) with respect to the Series B Loans, $3,870,000; and
(b) the Total Holder Commitment shall mean $1,290,000.

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

         4. This Standstill shall become effective as of March 31, 2000, if and only if, (i) the Agent shall have received:

                  (a) a facsimile or original executed copy of this Standstill executed by AVS, the Guarantors, the Agent and the Owner Trustee.

                  (b) an agreement executed and delivered by the respective parties to the Aviation Sales Credit Agreement pursuant to which all events of default and defaults under the Aviation Sales Credit Agreement and the rights and remedies of the parties thereunder arising with respect thereto have been waived or an agreement in form and substance satisfactory to the Agent with respect to the forbearance from exercising such rights and remedies (either such agreement being referred to as the "Aviation Sales Credit Agreement Standstill"), and the satisfaction of the conditions to the effectiveness of the Aviation Sales Credit Agreement Standstill.

                  (c) an agreement executed and delivered by the respective parties to the Norlease Agreement pursuant to which all events of default and defaults under the Norlease Agreement and the rights and remedies of the parties thereunder arising with respect thereto have been waived or an agreement in form and substance satisfactory to the Agent with respect to the forbearance from exercising such rights and remedies (either such agreement being referred to as the "Norlease Standstill"), and the satisfaction of the conditions to the effectiveness of the Norlease Standstill.

                  (d) A Guaranty Agreement (Series A Obligations) and a Guaranty Agreement (Lessee Obligations) executed by TIMCO Engineered Systems, Inc., a newly formed Subsidiary of TIMCO, together with the opinion of outside counsel and the certificates and other documents required under Section 28.2 (i) of the Lease.

                  (e) an opinion of outside counsel to AVS and the Guarantors with respect to non-contravention of the Aviation Sales Credit Agreement, the Norlease Agreement, and the agreements under which the Subordinated Notes have been issued by this Standstill.

                  (f) corporate resolutions of AVS and the Guarantors authorizing the execution and delivery of this Standstill and all instruments and documents required to be executed in connection herewith.

(ii) no "Event of Default" shall have occurred and be continuing under the terms of the Indenture under which the Subordinated Notes have been issued, as supplemented through the date of this Standstill, and (iii) no "Change of Control" (as defined in such Indenture) shall have occurred.

         5. The agreements of the Lenders and the Holders set forth in paragraph 2 above shall be further subject to each of the following conditions:

                  (a) no Default or Event of Default other than the Standstill Events shall exist on the date of this Standstill;

                  (b) no events of default, defaults or prospective defaults under the Aviation Sales Credit Agreement or the Norlease Agreement in addition to those described in and subject to the agreements set forth in the 9th Amendment and the Norlease Standstill, respectively, shall occur on or after the date of this Standstill;

                  (c) no "Event of Default", default or prospective default shall have occurred and be continuing under the terms of the Note Indenture under which the Subordinated Notes have been issued, as supplemented through the date of this Standstill, and no "Change of Control" (as defined in such Note Indenture) shall have occurred;

                  (d) the Financial Statements described in Section 28.1(a) of the Lease for the Fiscal Year ending December 31, 1999, together with the report of Arthur Andersen LLP on such Financial Statements, which report shall not be materially different, as determined by the Agent, from that represented to be expected by AVS and the Guarantors to the Agent on March 21, 2000, shall have been delivered to the Agent by no later than April 15, 2000 or the Agent shall have agreed in writing to an extension of the delivery date; and

                  (e) on the date hereof, AVS shall reimburse the Agent for the expenses identified on Schedule 1 attached hereto and made a part hereof, and, on the date indicated below, AVS shall pay to the Agent a standstill fee in the amount of $107,500 ("Standstill Fee") as consideration for Agent's forbearance as set forth herein with respect to the exercise of Agent's rights and remedies against AVS and the Guarantors under the Lease and other Operative Documents. The Standstill Fee shall be earned on the date of this Standstill and shall be due and payable on the earlier of two (2) days after the Property Completion Date for the Property located in Miramar, Florida or May 29, 2000. In the event payment is not received by the Agent on or before May 29, 2000, Agent is hereby authorized to advance Loans and Holder Fundings under the Operative Agreements to pay the Standstill Fee. Lessee agrees that neither Agent nor Owner Trustee makes any representation or warranty with respect to the Lessee's accounting treatment of such Standstill Fee.

         6. Each of the undersigned Guarantors has joined in the execution of this Standstill for the purpose of (i) agreeing to the terms and conditions contained herein and (ii) confirming its guarantee of payment of all Borrower's Liabilities (as defined in the Series A Guaranty Agreement) and all Lessee's Liabilities (as defined in the Lessee Guaranty Agreement).

         7. Agent and Owner Trustee may grant the requested consents and standstill agreements described herein by countersigning a copy of this letter. Notwithstanding the execution and delivery of this letter by Agent and Owner Trustee, nothing contained herein shall be deemed to waive, or release AVS or any other Person from compliance with any other provision of any Operative Agreement (including without limitation any financial covenant contained in Section 28.4 of the Lease). In addition, Agent and Owner Trustee do not waive any Default or Event of Default resulting from any Standstill Event. Furthermore, Agent and Owner Trustee do not waive the application of any provision of the Lease, the Agency Agreement or any other Operative Agreement with respect to any other event or matter.

         8. The parties agree that during the TROL Standstill Period, each shall endeavor to negotiate in good faith a mutually agreeable amendment to the affirmative and negative covenants, financial covenants, pricing and other terms of the Participation Agreement, the Lease and the Operative Documents.

         9. AVS represents and warrants that, after giving effect to this Standstill and to the Standstill, Waiver and Consent Letter dated February 18, 2000, as well as to the waivers and consents dated ________ __, 1999, August 12, 1999 and June 11, 1999, no Default or Event of Default has occurred and is continuing as of the date hereof (other than the Standstill Events), and that no default, prospective default or event of default exists under the Aviation Sales Credit Agreement (other than the Standstill Events).

         10. Except as consented to as expressly set forth above, (a) the execution and delivery of this Standstill shall in no way affect any right, power or remedy of the Agent, Lenders, Holders or Owner Trustee with respect to any Default or Event of Default or constitute a waiver of any provision of the Participation Agreement, the Lease or any of the other Operative Agreements and
(b) the Participation Agreement, the Lease and the other Operative Agreements, and all other documents, instructions, and agreements executed and/or delivered pursuant thereto and in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         11. This Standstill may be executed in one or more counterparts, each of which shall constitute one and the same document. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         12. This Standstill shall be governed by and construed in accordance with the laws of the State of Florida.

                              [continued next page]

         IN WITNESS WHEREOF, this Standstill, Waiver and Consent has been duly executed and delivered as of the day and year first above written.

                                            AVIATION SALES COMPANY,
                                            as Lessee and as Construction Agent

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

BANK OF AMERICA, N.A., as
Administrative Agent, as a Lender and as a Holder

By:____________________________________
Name:__________________________________
Title:_________________________________

FIRST SECURITY BANK, NATIONAL
ASSOCIATION, not individually, but
solely as Owner Trustee under the Aviation
Sales Trust 1998-1, and as Lessor

By:____________________________________
Name:__________________________________
Title:_________________________________

          [Signatures of the Guarantors on the following pages 9 & 10]

                  IN WITNESS WHEREOF, each of the Guarantors joins in and consent to the foregoing Standstill Letter as of the date first above written.

                          AVIATION SALES COMPANY
                          AVIATION SALES MANUFACTURING COMPANY
                          AVIATION SALES PROPERTY MANAGEMENT
                          CORP.
                          AVIATION SALES FINANCE COMPANY
                          TIMCO ENGINE CENTER, INC.
                          AVS/KRATZ-WILDE MACHINE COMPANY
                          APEX MANUFACTURING, INC.
                          AEROCELL STRUCTURES, INC.
                          AVIATION SALES DISTRIBUTION SERVICES
                          COMPANY
                          AVIATION SALES BEARINGS COMPANY
                          AVIATION SALES LEASING COMPANY
                          WHITEHALL CORPORATION
                          TRIAD INTERNATIONAL MAINTENANCE
                          CORPORATION (successor in interest to Aero
                          Corporation and Aero Corp. Macon, Inc.)
                          AVIATION SALES MAINTENANCE, REPAIR &
                          OVERHAUL COMPANY
                          CARIBE AVIATION, INC.
                          AIRCRAFT INTERIOR DESIGN, INC.
                          AERO HUSHKIT CORPORATION
                          HYDROSCIENCE, INC.
                          TIMCO ENGINEERED SYSTEMS, INC.

                          By:___________________________________________________
                          Name:_________________________________________________
                          Title: ___________ of each of the foregoing Guarantors

                          AVSRE, L.P.
                          By: Aviation Sales Property Management Corp., its general partner

                          By: _____________________________________
                          Name: ___________________________________
                          Title: ____________________________________

               [Continuation Signature Page to Standstill Letter]

                          AVIATION SPS I, INC.

                          By:_____________________________________
                          Name: ___________________________________
                          Title: ____________________________________